[LOGO] ING FUNDS

                                                                       (g)(1)(i)

January 16, 2008

Ms. Mary Jean Milner
Vice President
The Bank of New York Mellon
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule, each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Global Income Builder Fund and ING Tactical Asset Allocation Fund, each a newly established series of ING Series Fund, Inc., effective March 5, 2008, ING Lehman Brothers Aggregate Bond Index Portfolio, effective March 4, 2008, ING Morningstar U.S. Growth Index Portfolio, effective April 28, 2008, ING Russell Large Cap Index Portfolio, effective March 4, 2008, ING Russell Mid Cap Index Portfolio, effective March 4, 2008, ING Russell Small Cap Index Portfolio, effective March 4, 2008, ING International Index Portfolio, effective March 4, 2008, and ING WisdomTree(SM) Global High-Yielding Equity Index Portfolio, effective January 16, 2008, each a newly established series of ING Variable Portfolios, Inc. (collectively, the "Funds") to be included on the Amended Exhibit A to the Agreements as shown. This Amended Exhibit A supersedes the previous Amended Exhibit A dated December 4, 2007.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

                                          Sincerely,


                                          By: /s/ Todd Modic
                                              ----------------------------------
                                          Name: Todd Modic
                                          Title: Senior Vice President
                                          ING Series Fund, Inc.
                                          ING Variable Portfolios, Inc.

ACCEPTED AND AGREED TO:
The Bank of New York Mellon


By: /s/ Bruce L. Baumann
    ---------------------------------
Name: Bruce L. Baumann
Title: Vice President, Duly Authorized

337 E. Doubletree Ranch Rd.    Tel: 480-477-3000           ING Series Fund, Inc.
Scottsdale, AZ 85258-2034      Fax: 480-477-2700   ING Variable Portfolios, Inc.
                               www.ingfunds.com

                                AMENDED EXHIBIT A

Fund                                                                  Effective Date
--------------------------------------------------------------      -------------------
ING Asia Pacific High Dividend Equity Income Fund                     March 27, 2007

ING Corporate Leaders Trust Fund
   ING Corporate Leaders Trust - Series A                              May 17, 2004
   ING Corporate Leaders Trust - Series B                              May 17, 2004

ING Equity Trust
   ING Equity Dividend Fund                                          December 4, 2007
   ING Financial Services Fund                                         June 9, 2003
   ING Fundamental Research Fund                                    December 28, 2005
   ING Index Plus LargeCap Equity Fund                                 June 2, 2003
   ING Index Plus LargeCap Equity Fund II                              June 2, 2003
   ING Index Plus LargeCap Equity Fund III                             June 2, 2003
   ING Index Plus LargeCap Equity Fund IV                              June 2, 2003
   ING LargeCap Growth Fund                                            June 9, 2003
   ING LargeCap Value Fund                                           February 1, 2004
   ING MidCap Opportunities Fund                                       June 9, 2003
   ING Opportunistic LargeCap Fund                                  December 28, 2005
   ING Principal Protection Fund V                                     June 2, 2003
   ING Principal Protection Fund VI                                    June 2, 2003
   ING Principal Protection Fund VII                                   May 1, 2003
   ING Principal Protection Fund VIII                                October 1, 2003
   ING Principal Protection Fund IX                                  February 2, 2004
   ING Principal Protection Fund X                                     May 3, 2004
   ING Principal Protection Fund XI                                  August 16, 2004
   ING Principal Protection Fund XII                                November 15, 2004
   ING Real Estate Fund                                                June 9, 2003
   ING SmallCap Opportunities Fund                                     June 9, 2003
   ING SmallCap Value Choice Fund                                    February 1, 2005
   ING Value Choice Fund                                             February 1, 2005

ING Funds Trust
   ING Classic Money Market Fund                                      April 7, 2003
   ING GNMA Income Fund                                               April 7, 2003
   ING High Yield Bond Fund                                           April 7, 2003
   ING Institutional Prime Money Market Fund                          July 29, 2005
   ING Intermediate Bond Fund                                         April 7, 2003
   ING National Tax-Exempt Bond Fund                                  April 7, 2003

ING GET Fund
   ING GET Fund - Series T                                            July 14, 2003
   ING GET Fund - Series U                                            July 14, 2003

ING GET Fund (con't)
   ING GET Fund - Series V                                            March 13, 2003

ING Global Equity Dividend and Premium Opportunity Fund               March 28, 2005

ING Global Advantage and Premium Opportunity Fund                    October 27, 2005

ING International High Dividend Equity Income Fund                   August 28, 2007

ING Investment Funds, Inc.
   ING MagnaCap Fund                                                   June 9, 2003

ING Investors Trust
   ING AllianceBernstein Mid Cap Growth Portfolio                    January 6, 2003
   ING American Funds Bond Portfolio                                 November 9, 2007
   ING American Funds Growth Portfolio                              September 2, 2003
   ING American Funds Growth-Income Portfolio                       September 2, 2003
   ING American Funds International Portfolio                       September 2, 2003
   ING BlackRock Large Cap Growth Portfolio                          January 6, 2003
   ING BlackRock Large Cap Value Portfolio                           January 6, 2003
   ING BlackRock Inflation Protected Bond Portfolio                   April 30, 2007
   ING Capital Guardian U.S. Equities Portfolio                      January 13, 2003
   ING Disciplined Small Cap Value Portfolio                          April 28, 2006
   ING EquitiesPlus Portfolio                                         April 28, 2006
   ING Evergreen Health Sciences Portfolio                             May 3, 2004
   ING Evergreen Omega Portfolio                                       May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio                         January 6, 2003
   ING FMR(SM) Large Cap Growth Portfolio                             April 29, 2005
   ING FMR(SM) Mid Cap Growth Portfolio                              January 13, 2003
   ING Focus 5 Portfolio                                             August 20, 2007
   ING Franklin Income Portfolio                                      April 28, 2006
   ING Franklin Mutual Shares Portfolio                               April 30, 2007
   ING Franklin Templeton Founding Strategy                           April 30, 2007
   ING Global Real Estate Portfolio                                  January 3, 2006
   ING Global Resources Portfolio                                    January 13, 2003
   ING Global Technology Portfolio                                   January 6, 2003
   ING International Growth Opportunities Portfolio                  January 13, 2003
   ING Janus Contrarian Portfolio                                    January 13, 2003
   ING JPMorgan Emerging Markets Equity Portfolio                    January 13, 2003
   ING JPMorgan Small Cap Core Equity Portfolio                      January 13, 2003
   ING JPMorgan Value Opportunities Portfolio                         April 29, 2005
   ING Julius Baer Foreign Portfolio                                 January 13, 2003
   ING Legg Mason Value Portfolio                                    January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio                           May 1, 2004
   ING LifeStyle Conservative Portfolio                              October 17, 2007
   ING LifeStyle Growth Portfolio                                      May 1, 2004

ING Investors Trust (con't)
   ING LifeStyle Moderate Growth Portfolio                             May 1, 2004
   ING LifeStyle Moderate Portfolio                                    May 1, 2004
   ING Limited Maturity Bond Portfolio                               January 6, 2003
   ING Liquid Assets Portfolio                                       January 6, 2003
   ING Lord Abbett Affiliated Portfolio                              January 6, 2003
   ING MarketPro Portfolio                                            August 1, 2005
   ING MarketStyle Growth Portfolio                                   August 1, 2005
   ING MarketStyle Moderate Growth Portfolio                          August 1, 2005
   ING MarketStyle Moderate Portfolio                                 August 1, 2005
   ING Marsico Growth Portfolio                                      January 13, 2003
   ING Marsico International Opportunities Portfolio                  April 29, 2005
   ING MFS Total Return Portfolio                                    January 13, 2003
   ING MFS Utilities Portfolio                                        April 29, 2005
   ING Oppenheimer Main Street Portfolio(R)                            January 13, 2003
   ING PIMCO Core Bond Portfolio                                     January 13, 2003
   ING PIMCO High Yield Portfolio                                    November 5, 2003
   ING Pioneer Equity Income Portfolio                                 May 11, 2007
   ING Pioneer Fund Portfolio                                         April 29, 2005
   ING Pioneer Mid Cap Value Portfolio                                April 29, 2005
   ING Stock Index Portfolio                                         November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                  January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                         January 13, 2003
   ING Templeton Global Growth Portfolio                             January 13, 2003
   ING UBS U.S. Allocation Portfolio                                 January 6, 2003
   ING Van Kampen Capital Growth Portfolio                           January 13, 2003
   ING Van Kampen Global Franchise Portfolio                         January 13, 2003
   ING Van Kampen Growth and Income Portfolio                        January 13, 2003
   ING Van Kampen Real Estate Portfolio                              January 13, 2003
   ING VP Index Plus International Equity Portfolio                   July 29, 2005
   ING Wells Fargo Disciplined Value Portfolio                       January 6, 2003
   ING Wells Fargo Small Cap Disciplined Portfolio                  November 30, 2005

ING Mayflower Trust
   ING International Value Fund                                      November 3, 2003

ING Mutual Funds
   ING Asia-Pacific Real Estate Fund                                 October 15, 2007
   ING Disciplined International SmallCap Fund                      December 20, 2006
   ING Diversified International Fund                                December 7, 2005
   ING Emerging Countries Fund                                       November 3, 2003
   ING Emerging Markets Fixed Income Fund                            December 7, 2005
   ING European Real Estate Fund                                     October 15, 2007
   ING Foreign Fund                                                    July 1, 2003
   ING Global Bond Fund                                               June 19, 2006
   ING Global Equity Dividend Fund                                  September 2, 2003

ING Mutual Funds (con't)
   ING Global Natural Resources Fund                                 November 3, 2003
   ING Global Real Estate Fund                                       November 3, 2003
   ING Global Value Choice Fund                                      November 3, 2003
   ING Greater China Fund                                            December 7, 2005
   ING Index Plus International Equity Fund                          December 7, 2005
   ING International Capital Appreciation Fund                       December 7, 2005
   ING International Equity Dividend Fund                              May 16, 2007
   ING International Fund                                            November 3, 2003
   ING International Real Estate Fund                               February 28, 2006
   ING International SmallCap Fund                                   November 3, 2003
   ING International Value Choice Fund                               February 1, 2005
   ING International Value Opportunities Fund                       February 28, 2007
   ING Russia Fund                                                   November 3, 2003

ING Partners, Inc.
   ING American Century Large Company Value Portfolio                January 10, 2005
   ING American Century Small-Mid Cap Value Portfolio                January 10, 2005
   ING Baron Asset Portfolio                                         December 7, 2005
   ING Baron Small Cap Growth Portfolio                              January 10, 2005
   ING Columbia Small Cap Value II Portfolio                          April 28, 2006
   ING Davis New York Venture Portfolio                              January 10, 2005
   ING Fidelity(R) VIP Contrafund(R) Portfolio                        November 15, 2004
   ING Fidelity(R) VIP Equity-Income Portfolio                        November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                               November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio                              November 15, 2004
   ING Fundamental Research Portfolio                                January 10, 2005
   ING JPMorgan International Portfolio                              January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio                              January 10, 2005
   ING Legg Mason Partners Aggressive Growth Portfolio               January 10, 2005
   ING Legg Mason Partners Large Cap Growth Portfolio                January 10, 2005
   ING Lord Abbett U.S. Government Securities Portfolio              December 7, 2005
   ING Neuberger Berman Partners Portfolio                           December 7, 2005
   ING Neuberger Berman Regency Portfolio                            December 7, 2005
   ING OpCap Balanced Value Portfolio                                January 10, 2005
   ING Oppenheimer Global Portfolio                                  January 10, 2005
   ING Oppenheimer Strategic Income Portfolio                        January 10, 2005
   ING PIMCO Total Return Portfolio                                  January 10, 2005
   ING Pioneer High Yield Portfolio                                  December 7, 2005
   ING Solution 2015 Portfolio                                        April 29, 2005
   ING Solution 2025 Portfolio                                        April 29, 2005
   ING Solution 2035 Portfolio                                        April 29, 2005
   ING Solution 2045 Portfolio                                        April 29, 2005
   ING Solution Growth and Income Portfolio                           June 29, 2007
   ING Solution Growth Portfolio                                      June 29, 2007
   ING Solution Income Portfolio                                      April 29, 2005

ING Partners, Inc. (con't)
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio            January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio                         January 10, 2005
   ING Templeton Foreign Equity Portfolio                           November 30, 2005
   ING Thornburg Value Portfolio                                     January 10, 2005
   ING UBS U.S. Large Cap Equity Portfolio                           January 10, 2005
   ING UBS U.S. Small Cap Growth Portfolio                            April 28, 2006
   ING Van Kampen Comstock Portfolio                                 January 10, 2005
   ING Van Kampen Equity and Income Portfolio                        January 10, 2005

ING Risk Managed Natural Resources Fund                              October 24, 2006

ING Series Fund, Inc.
   Brokerage Cash Reserves                                             June 2, 2003
   ING 130/30 Fundamental Research Fund                               April 28, 2006
   ING Balanced Fund                                                   June 2, 2003
   ING Global Income Builder Fund                                     March 5, 2008
   ING Global Science and Technology Fund                              June 2, 2003
   ING Growth and Income Fund                                          June 9, 2003
   ING Growth Fund                                                     June 9, 2003
   ING Index Plus LargeCap Fund                                        June 9, 2003
   ING Index Plus MidCap Fund                                          June 9, 2003
   ING Index Plus SmallCap Fund                                        June 9, 2003
   ING International Growth Fund                                     November 3, 2003
   ING Money Market Fund                                               June 2, 2003
   ING Small Company Fund                                              June 9, 2003
   ING Strategic Allocation Conservative Fund                          June 2, 2003
   ING Strategic Allocation Growth Fund                                June 2, 2003
   ING Strategic Allocation Moderate Fund                              June 2, 2003
   ING Tactical Asset Allocation Fund                                 March 5, 2008

ING Separate Portfolios Trust
   ING SPorts Core Fixed Income Fund                                   May 16, 2007
   ING SPorts Core Plus Fixed Income Fund                              May 16, 2007

ING Strategic Allocation Portfolios, Inc.
   ING VP Strategic Allocation Conservative Portfolio                  July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                        July 7, 2003
   ING VP Strategic Allocation Moderate Portfolio                      July 7, 2003

ING Variable Funds
   ING VP Growth and Income Portfolio                                  July 7, 2003

ING Variable Insurance Trust
   ING GET U.S. Core Portfolio - Series 1                             June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                           September 12, 2003

ING Variable Insurance Trust (con't)
   ING GET U.S. Core Portfolio - Series 3                           December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                             March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                             June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                           September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                           December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                             March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                              June 8, 2005
   ING GET U.S. Core Portfolio - Series 10                          September 7, 2005
   ING GET U.S. Core Portfolio - Series 11                           December 6, 2005
   ING GET U.S. Core Portfolio - Series 12                            March 2, 2006
   ING GET U.S. Core Portfolio - Series 13                            June 22, 2006
   ING GET U.S. Core Portfolio - Series 14                          December 21, 2006
   ING VP Global Equity Dividend Portfolio                           November 3, 2003

ING Variable Portfolios, Inc.
   ING International Index Portfolio                                  March 4, 2008
   ING Lehman Brothers Aggregate Bond Index Portfolio                 March 4, 2008
   ING Morningstar U.S. Growth Index Portfolio                        April 28, 2008
   ING Russell Large Cap Index Portfolio                              March 4, 2008
   ING Russell Mid Cap Index Portfolio                                March 4, 2008
   ING Russell Small Cap Index Portfolio                              March 4, 2008
   ING VP Global Science and Technology Portfolio                      July 7, 2003
   ING VP Growth Portfolio                                             July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                July 7, 2003
   ING VP Index Plus MidCap Portfolio                                  July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                July 7, 2003
   ING VP International Equity Portfolio                             November 3, 2003
   ING VP Small Company Portfolio                                      July 7, 2003
   ING VP Value Opportunity Portfolio                                  July 7, 2003
   ING WisdomTree(SM) Global High-Yielding Equity Index Portfolio    January 16, 2008

ING Variable Products Trust
   ING VP Financial Services Portfolio                                 May 1, 2004
   ING VP High Yield Bond Portfolio                                  October 6, 2003
   ING VP International Value Portfolio                              November 3, 2003
   ING VP MidCap Opportunities Portfolio                             October 6, 2003
   ING VP Real Estate Portfolio                                        May 1, 2004
   ING VP SmallCap Opportunities Portfolio                           October 6, 2003

ING VP Balanced Portfolio, Inc.                                        July 7, 2003

ING VP Intermediate Bond Portfolio                                     July 7, 2003
ING VP Money Market Portfolio                                          July 7, 2003